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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of TEXAS EASTERN PRODUCTS PIPELINE COMPANY (Company), a Delaware corporation, acting in its capacity as general partner of TE Products Pipeline Company, Limited Partnership, does hereby constitute and appoint WILLIAM L. THACKER, CHARLES H. LEONARD AND JAMES C. RUTH, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advise and consent of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as Amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as a director and/or officer of the Company to the Form 10-K Report for TE Products Pipeline Company, Limited Partnership for the year ended December 31, 1997, and to any instrument or document filed as a part of, or in accordance with, said Form 10-K or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 30th day of March, 1998.



 /s/ W. L. Thacker                                          /s/  Paul M. Anderson
---------------------------------------                     -----------------------------------------
W. L. Thacker                                               Paul M. Anderson


 /s/  James T. Hackett
---------------------------------------                     -----------------------------------------
James T. Hackett                                            Jim W. Mogg


                                                             /s/  Derrill Cody
---------------------------------------                     -----------------------------------------
Ruth G. Shaw                                                Derrill Cody


 /s/  Milton Carroll                                         /s/  Carl D. Clay
---------------------------------------                     -----------------------------------------
Milton Carroll                                              Carl D. Clay


  /s/ John P. DesBarres                                       /s/  Charles H. Leonard
---------------------------------------                     -----------------------------------------
John P. DesBarres                                           Charles H. Leonard
                                                            Senior Vice President,
                                                            CFO & Treasurer